Exhibit 99.1

FOR IMMEDIATE RELEASE

Sonic Automotive, Inc. Reports Record Results and Launch of EchoPark® Automotive!

Adjusted Continuing Operations Quarterly EPS of $0.63

Fourth Quarter 2014 Results

•	Record Q4 new retail units of 34,755, up 2.2%, over the prior year quarter

•	Record Q4 pre-owned units and gross profit of 26,406 and $37.8 million, respectively

•	Record Q4 fixed operations gross profit of $156.3 million, up 2.4% over the prior year quarter

•	Record Q4 total gross profit of $348.5 million, up 2.9% over the prior year quarter

•	EchoPark® stores in Denver open for business

•	One Sonic-One Experience launched in Charlotte

Full Year 2014 Results

•	Retailed an annual record new retail and pre-owned units of 135,932 and 110,113, respectively

•	Record annual pre-owned gross profit of $157.2 million

•	Record annual fixed operations gross profit of $623.5 million

•	Record annual total gross profit of $1.4 billion

•	Near record pre-tax income from continuing operations of $161.7 million

CHARLOTTE, N.C. – February 24, 2015 – Sonic Automotive, Inc. (NYSE: SAH), one of the nation’s largest automotive retailers, today reported adjusted net income from continuing operations for the fourth quarter of 2014 of $32.5 million, or $0.63 per diluted share. Included in these adjusted amounts are pre-tax expenses of $7.1 million, or $0.08 per diluted share, related to the Company’s EchoPark® initiative and $3.8 million, or $0.05 per diluted share, related to its One Sonic-One Experience initiative.

Adjusted net income from continuing operations for the fourth quarter of 2013 was $35.6 million, or $0.67 per diluted share. Included in these adjusted amounts are pre-tax expenses of $2.2 million, or $0.03 per diluted share, related to the Company’s EchoPark® initiative and $2.1 million, or $0.02 per diluted share, related to its One Sonic-One Experience initiative.

On a GAAP basis, net income from continuing operations and related diluted earnings per share for the fourth quarter 2014 were $27.0 million and $0.52 per share, respectively, compared to $29.6 million and $0.55 per diluted share for the fourth quarter of 2013. See the accompanying tables for details of quarterly adjustments.

Sonic reported full year 2014 adjusted net income from continuing operations of $100.0 million, or $1.90 per diluted share, that includes expenses of $15.7 million, or $0.18 per diluted share, related to the Company’s EchoPark® initiative and $10.4 million, or $0.12 per diluted share, related to its One Sonic-One Experience initiative.

For the full year of 2013, Sonic reported adjusted net income from continuing operations of $108.4 million, or $2.03 per diluted share that includes expenses of $5.5 million, or $0.07 per diluted share, related to EchoPark® and $6.7 million, or $0.08 per diluted share, related its One Sonic-One Experience initiative.

On a GAAP basis, net income from continuing operations for full year of 2014 was $98.6 million, or $1.87 per diluted share, compared to full year 2013 results of $84.7 million, or $1.59 per diluted share. See the accompanying tables for details of annual adjustments.

Jeff Dyke, Sonic’s EVP of Operations, stated, “I could not be more pleased with our team’s performance in the fourth quarter and for the year. We started 2014 with a huge calendar including launching both EchoPark® and One Sonic-One Experience all in the fourth quarter of 2014. The amount of preparation and effort that went into launching these critical programs was second to none and I want to personally thank everyone for the hard work and dedication it took to successfully bring both projects to life. We look forward to sharing our progress as the projects gain momentum. Despite the time and energy dedicated to the EchoPark® and One Sonic-One Experience initiatives, our operations team was able to turn in a record breaking quarter and year. December was the biggest gross and profit month in our Company’s history for any year or store count!

We expect 2015 to be another great year as our team works diligently to deliver on our goals with EchoPark® and One Sonic-One Experience. We are confident that as the year progresses we will be able to announce our second market for both EchoPark® and One Sonic-One Experience.”

2015 Outlook

B. Scott Smith, the Company’s President, noted, “I am very pleased with the performance of our team in the fourth quarter, especially considering the various initiatives we have tasked the team with during the year. In addition to our internal initiatives, during the fourth quarter we purchased Cherry Creek Chevrolet and Land Rover of Roaring Fork, both located in the Denver, Colorado market. We have also been awarded Mercedes Benz and Audi add points during the year. The Mercedes Benz add point is located in McKinney, Texas and we believe it will be operational by the second quarter of 2016. The Audi add point is located in the Pensacola, Florida area and we expect opening this point in late 2016. The additions of these premium luxury brands will prove to augment our existing luxury brand portfolio. We are dedicated to our EchoPark®, One Sonic–One Experience and growth through acquisitions initiatives and will continue to invest in these initiatives in 2015. We expect 2015 to continue to be favorable to dealers and anticipate new vehicle industry volume to be between 16.5 million and 17.0 million units. We project diluted earnings per share from continuing operations for 2015 to be between $1.85 and $1.95 per share. Excluding the effects of EchoPark on this range, adjusted diluted earnings per share from continuing operations from our historical franchised group of stores is expected to be between $2.01 and $2.11 per share. We will have additional comments on our 2015 outlook in our earnings call later today.”

Fourth Quarter Earnings Conference Call

Senior management will host a conference call today at 11:00 A.M. (Eastern) to discuss the quarter’s results. To access the live broadcast of the call over the Internet go to: www.sonicautomotive.com, then click on “Our Company,” then “Investor Relations,” then “Earnings Conference Calls.”

Presentation materials for the conference call can be accessed on the Company’s website at www.sonicautomotive.com by clicking on the “Investor Relations” tab under “Our Company” and choosing “Webcasts & Presentations.”

The conference call will also be available live by dialing in 10 minutes prior to the start of the call at:

Domestic: 1.877.450.3867

International: 1.706.643.0958

Conference ID: 74193723

A conference call replay will be available one hour following the call for seven days and can be accessed by calling:

Domestic: 1.855.859.2056

International: 1.404.537.3406

Conference ID: 74193723

About Sonic Automotive

Sonic Automotive, Inc., a Fortune 500 company based in Charlotte, N.C., is one of the nation’s largest automotive retailers. Sonic can be reached on the web at www.sonicautomotive.com.

Included herein are forward-looking statements, including statements with respect to anticipated future success and impacts from the implementation of our planned customer experience and stand-alone pre-owned store initiatives. There are many factors that affect management’s views about future events and trends of the Company’s business. These factors involve risk and uncertainties that could cause actual results or trends to differ materially from management’s view, including without limitation, economic conditions in the markets in which we operate, new and used vehicle industry sales volume, the success of our operational strategies, the rate and timing of overall economic recovery or decline, and the risk factors described in the Company’s annual report on Form 10-K for the year ending December 31, 2013. The Company does not undertake any obligation to update forward-looking information.

###

Contact:	Heath Byrd, Chief Financial Officer (704) 566-2400
C.G. Saffer, Vice President and Chief Accounting Officer (704) 566-2439

Sonic Automotive, Inc.

Results of Operations (Unaudited)

This release contains certain non-GAAP financial measures as defined under SEC rules, such as, but not limited to, adjusted income from continuing operations and related earnings per share data. The Company has reconciled these measures to the most directly comparable GAAP measures in the release. The Company believes that these non-GAAP financial measures improve the transparency of the Company’s disclosure by providing period-to-period comparability of the Company’s results from operations.

	Fourth Quarter Ended December 31,		Year Ended December 31,
	2014	2013	2014	2013
	(In thousands, except per share and unit data)
Revenues:
New retail vehicles	$1,337,896	$1,299,444	$5,046,010	$4,819,787
Fleet vehicles	12,899	38,254	78,019	169,398

Total new vehicles	1,350,795	1,337,698	5,124,029	4,989,185
Used vehicles	562,993	551,028	2,310,247	2,176,034
Wholesale vehicles	38,361	40,772	166,158	175,328

Total vehicles	1,952,149	1,929,498	7,600,434	7,340,547
Parts, service and collision repair	322,924	316,888	1,296,570	1,230,178
Finance, insurance and other, net	76,755	68,983	300,095	272,443

Total revenues	2,351,828	2,315,369	9,197,099	8,843,168
Gross profit	348,464	338,700	1,365,900	1,301,607
Selling, general and administrative expenses	(264,402)	(254,647)	(1,067,433)	(1,003,125)
Impairment charges	(6,379)	(9,803)	(6,594)	(9,872)
Depreciation and amortization	(15,213)	(14,986)	(58,260)	(54,007)

Operating income (loss)	62,470	59,264	233,613	234,603
Other income (expense):
Interest expense, floor plan	(4,852)	(5,688)	(18,793)	(21,954)
Interest expense, other, net	(12,614)	(13,183)	(53,190)	(55,485)
Other income (expense), net	(2)	1	97	(28,143)

Total other income (expense)	(17,468)	(18,870)	(71,886)	(105,582)

Income (loss) from continuing operations before taxes	45,002	40,394	161,727	129,021
Provision for income taxes - benefit (expense)	(18,045)	(10,832)	(63,168)	(44,343)

Income (loss) from continuing operations	26,957	29,562	98,559	84,678

Income (loss) from discontinued operations	(831)	(1,478)	(1,342)	(3,060)

Net income (loss)	$26,126	$28,084	$97,217	$81,618

Diluted earnings (loss) per common share:
Earnings (loss) per share from continuing operations	$0.52	$0.55	$1.87	$1.59
Earnings (loss) per share from discontinued operations	(0.02)	(0.02)	(0.03)	(0.06)

Earnings (loss) per common share	$0.50	$0.53	$1.84	$1.53

Weighted average common shares outstanding	51,834	52,974	52,563	52,941
Gross Margin Data (Continuing Operations):
New retail vehicles	5.9%	6.3%	5.7%	5.9%
Fleet vehicles	1.1%	2.2%	1.9%	2.6%
Total new vehicles	5.8%	6.2%	5.6%	5.8%
Used vehicles	6.7%	6.5%	6.8%	6.9%
Wholesale vehicles	(2.9%)	(3.9%)	(2.2%)	(4.5%)
Parts, service and collision repair	48.4%	48.2%	48.1%	48.5%
Finance, insurance and other	100.0%	100.0%	100.0%	100.0%
Overall gross margin	14.8%	14.6%	14.9%	14.7%

SG&A Expenses (Continuing Operations):
Compensation (4)	$155,382	$151,704	$638,875	$601,495
Advertising	15,409	15,327	57,437	56,609
Rent	18,384	17,632	73,707	73,976
Other (5)	75,227	69,984	297,414	271,045

Total SG&A expenses	$264,402	$254,647	$1,067,433	$1,003,125
SG&A expenses as % of gross profit	75.9%	75.2%	78.1%	77.1%

Operating Margin %	2.7%	2.6%	2.5%	2.7%

Unit Data (Continuing Operations):
New retail units	34,755	34,001	135,932	132,363
Fleet units	352	1,250	2,485	5,911

Total new units	35,107	35,251	138,417	138,274
Used units	26,406	26,354	110,113	107,054
Wholesale units	6,912	6,670	29,946	29,961

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Per Share Data

	Fourth Quarter Ended December 31, 2014
		Income (Loss)		Income (Loss)
		From Continuing		From Discontinued
		Operations		Average		Net Income (Loss)
	Weighted		Per		Per		Per
	Average		Share		Share		Share
	Shares	Amount	Amount	Amount	Amount	Amount	Amount
	(In thousands, except per share amounts)
Reported:
Earnings (loss) and shares	51,272	$26,957		$(831)		$26,126
Effect of participating securities:
Non-vested restricted stock and stock units		(86)		—		(86)

Basic earnings (loss) and shares	51,272	$26,871	$0.52	$(831)	$(0.01)	$26,040	$0.51
Effect of dilutive securities:
Stock compensation plans	562

Diluted earnings (loss) and shares (1)	51,834	$26,871	$0.52	$(831)	$(0.02)	$26,040	$0.50

Adjustments (net of tax):
Fire and severe storm damage		$594	$0.01	$—	$—	$594	$0.01
Legal and other		355	—	—	—	355	—
Impairment charges		3,943	0.08	—	—	3,943	0.08
Gain on disposal of franchises		(157)	—	—	—	(157)	—
Permanent tax difference from disposals		853	0.02	—		853	0.02

Total adjustments		$5,588	$0.11	$—	$—	$5,588	$0.11
Adjusted:
Earnings (loss) and

Diluted earnings (loss) per share		$32,545	$0.63	$(831)	$(0.02)	$31,714	$0.61

(1)	Expenses attributable to the EchoPark® initiative were $0.08 per fully diluted share in the fourth quarter of 2014.

	Fourth Quarter Ended December 31, 2013
		Income (Loss)		Income (Loss)
		From Continuing		From Discontinued
		Operations		Operations		Net Income (Loss)
	Weighted		Per		Per		Per
	Average		Share		Share		Share
	Shares	Amount	Amount	Amount	Amount	Amount	Amount
	(In thousands, except per share amounts)
Reported:
Earnings (loss) and shares	52,492	$29,562		$(1,478)		$28,084
Effect of participating securities:
Non-vested restricted stock and stock units		(208)		—		(208)

Basic earnings (loss) and shares	52,492	$29,354	$0.56	$(1,478)	$(0.03)	$27,876	$0.53
Effect of dilutive securities:
Stock compensation plans	482

Diluted earnings (loss) and shares (2)	52,974	$29,354	$0.55	$(1,478)	$(0.02)	$27,876	$0.53

Adjustments (net of tax):
Impairment Charges		$6,022	$0.11	$—	$—	$6,022	$0.11
Effect of two-class method & rounding		—	0.01	—	(0.01)	—	—

Total adjustments		$6,022	$0.12	$—	$(0.01)	$6,022	$0.11
Adjusted:
Earnings (loss) and

Diluted earnings (loss) per share		$35,584	$0.67	$(1,478)	$(0.03)	$34,106	$0.64

(2)	Expenses attributable to the EchoPark® initiative were $0.03 per fully diluted share in the fourth quarter of 2013.

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Per Share Data

	Year Ended December 31, 2014
		Income (Loss)		Income (Loss)
		From Continuing		From Discontinued
		Operations		Operations		Net Income (Loss)
	Weighted		Per		Per		Per
	Average		Share		Share		Share
	Shares	Amount	Amount	Amount	Amount	Amount	Amount
	(In thousands, except per share amounts)
Reported:
Earnings (loss) and shares	52,065	$98,559		$(1,342)		$97,217
Effect of participating securities:
Non-vested restricted stock and stock units		(311)		—		(311)

Basic earnings (loss) and shares	52,065	$98,248	$1.89	$(1,342)	$(0.03)	$96,906	$1.86
Effect of dilutive securities:
Stock compensation plans	498

Diluted earnings (loss) and shares (3)	52,563	$98,248	$1.87	$(1,342)	$(0.03)	$96,906	$1.84

Adjustments (net of tax):
Fire and severe storm damage		$2,685	$0.05	$—	$—	$2,685	$0.05
Legal and other		749	0.01	—	—	749	0.01
Impairment charges		4,459	0.08	—	—	4,459	0.08
Gain on disposal of franchises		(7,273)	(0.14)	—	—	(7,273)	(0.14)
Permanent tax difference from disposals		853	0.02	—	—	853	0.02
Lease exit adjustments		—	—	(844)	(0.02)	(844)	(0.02)
Effect of two-class method & rounding		—	0.01	—	0.01	—	0.02

Total adjustments		$1,473	$0.03	$(844)	$(0.01)	$629	$0.02
Adjusted:
Earnings (loss) and

Diluted earnings (loss) per share		$100,032	$1.90	$(2,186)	$(0.04)	$97,846	$1.86

(3)	Expenses attributable to the EchoPark® initiative were $0.18 per fully diluted share in the year ended December 31, 2014.

	Year Ended December 31, 2013
		Income (Loss)		Income (Loss)
		From Continuing		From Discontinued
		Operations		Operations		Net Income (Loss)
	Weighted		Per		Per		Per
	Average		Share		Share		Share
	Shares	Amount	Amount	Amount	Amount	Amount	Amount
	(In thousands, except per share amounts)
Reported:
Earnings (loss) and shares	52,556	$84,678		$(3,060)		$81,618
Effect of participating securities:
Non-vested restricted stock and stock units		(601)		—		(601)

Basic earnings (loss) and shares	52,556	$84,077	$1.60	$(3,060)	$(0.06)	$81,017	$1.54
Effect of dilutive securities:
Stock compensation plans	385

Diluted earnings (loss) and shares (4)	52,941	$84,077	$1.59	$(3,060)	$(0.06)	$81,017	$1.53

Adjustments (net of tax):
Impairment Charges		$6,022	$0.11	$—	$—	$6,022	$0.11
Double-carry interest		17,704	0.33	—	—	17,704	0.33
Effect of two-class method & rounding		—	—	—	0.01	—	0.01

Total adjustments		$23,726	$0.44	$—	$0.01	$23,726	$0.45
Adjusted:
Earnings (loss) and

Diluted earnings (loss) per share		$108,404	$2.03	$(3,060)	$(0.05)	$105,344	$1.98

(4)	Expenses attributable to the EchoPark® initiative were $0.07 per fully diluted share in the year ended December 31, 2014.

Sonic Automotive, Inc.

Results of Operations (Unaudited)

New Vehicles

	Fourth Quarter Ended December 31,		Better / (Worse)
	2014	2013	Change		% Change
	(In thousands, except units and per unit data)
Reported:
Revenue	$1,350,795	$1,337,698	$13,097		1.0%
Gross profit	$78,734	$82,936	$(4,202)		(5.1%)
Unit sales	35,107	35,251	(144)		(0.4%)
Revenue per unit	$38,477	$37,948	$529		1.4%
Gross profit per unit	$2,243	$2,353	$(110)		(4.7%)
Gross profit as a % of revenue	5.8%	6.2%	(40	) bps

	Year Ended December 31,		Better / (Worse)
	2014	2013	Change		% Change
	(In thousands, except units and per unit data)
Reported:
Revenue	$5,124,029	$4,989,185	$134,844		2.7%
Gross profit	$288,626	$289,603	$(977)		(0.3%)
Unit sales	138,417	138,274	143		0.1%
Revenue per unit	$37,019	$36,082	$937		2.6%
Gross profit per unit	$2,085	$2,094	$(9)		(0.4%)
Gross profit as a % of revenue	5.6%	5.8%	(20	) bps

	Fourth Quarter Ended December 31,		Better / (Worse)
	2014	2013	Change		% Change
	(In thousands, except units and per unit data)
Same Store:
Revenue	$1,338,612	$1,292,378	$46,234		3.6%
Gross profit	$78,136	$80,604	$(2,468)		(3.1%)
Unit sales	34,723	34,006	717		2.1%
Revenue per unit	$38,551	$38,004	$547		1.4%
Gross profit per unit	$2,250	$2,370	$(120)		(5.1%)
Gross profit as a % of revenue	5.8%	6.2%	(40	) bps

	Year Ended December 31,		Better / (Worse)
	2014	2013	Change		% Change
	(In thousands, except units and per unit data)
Same Store:
Revenue	$4,953,201	$4,818,937	$134,264		2.8%
Gross profit	$278,938	$280,225	$(1,287)		(0.5%)
Unit sales	134,059	133,578	481		0.4%
Revenue per unit	$36,948	$36,076	$872		2.4%
Gross profit per unit	$2,081	$2,098	$(17)		(0.8%)
Gross profit as a % of revenue	5.6%	5.8%	(20	) bps

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Used Vehicles

	Fourth Quarter Ended December 31,		Better / (Worse)
	2014	2013	Change		% Change
	(In thousands, except units and per unit data)
Reported:
Revenue	$562,993	$551,028	$11,965		2.2%
Gross profit	$37,834	$35,784	$2,050		5.7%
Unit sales	26,406	26,354	52		0.2%
Revenue per unit	$21,321	$20,909	$412		2.0%
Gross profit per unit	$1,433	$1,358	$75		5.5%
Gross profit as a % of revenue	6.7%	6.5%	20	bps

	Year Ended December 31,		Better / (Worse)
	2014	2013	Change		% Change
	(In thousands, except units and per unit data)
Reported:
Revenue	$2,310,247	$2,176,034	$134,213		6.2%
Gross profit	$157,246	$150,400	$6,846		4.6%
Unit sales	110,113	107,054	3,059		2.9%
Revenue per unit	$20,981	$20,327	$654		3.2%
Gross profit per unit	$1,428	$1,405	$23		1.6%
Gross profit as a % of revenue	6.8%	6.9%	(10	) bps

	Fourth Quarter Ended December 31,		Better / (Worse)
	2014	2013	Change		% Change
	(In thousands, except units and per unit data)
Same Store:
Revenue	$551,576	$529,846	$21,730		4.1%
Gross profit	$36,945	$34,255	$2,690		7.9%
Unit sales	25,784	25,322	462		1.8%
Revenue per unit	$21,392	$20,924	$468		2.2%
Gross profit per unit	$1,433	$1,353	$80		5.9%
Gross profit as a % of revenue	6.7%	6.5%	20	bps

	Year Ended December 31,		Better / (Worse)
	2014	2013	Change		% Change
	(In thousands, except units and per unit data)
Same Store:
Revenue	$2,200,362	$2,085,069	$115,293		5.5%
Gross profit	$150,990	$144,253	$6,737		4.7%
Unit sales	105,057	102,597	2,460		2.4%
Revenue per unit	$20,944	$20,323	$621		3.1%
Gross profit per unit	$1,437	$1,406	$31		2.2%
Gross profit as a % of revenue	6.9%	6.9%	0	bps

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Wholesale Vehicles

	Fourth Quarter Ended December 31,		Better / (Worse)
	2014	2013	Change		% Change
	(In thousands, except units and per unit data)
Reported:
Revenue	$38,361	$40,772	$(2,411)		(5.9%)
Gross profit (loss)	$(1,122)	$(1,589)	$467		29.4%
Unit sales	6,912	6,670	242		3.6%
Revenue per unit	$5,550	$6,113	$(563)		(9.2%)
Gross profit (loss) per unit	$(162)	$(238)	$76		31.9%
Gross profit (loss) as a % of revenue	(2.9%)	(3.9%)	100	bps

	Year Ended December 31,		Better / (Worse)
	2014	2013	Change		% Change
	(In thousands, except units and per unit data)
Reported:
Revenue	$166,158	$175,328	$(9,170)		(5.2%)
Gross profit (loss)	$(3,616)	$(7,931)	$4,315		54.4%
Unit sales	29,946	29,961	(15)		(0.1%)
Revenue per unit	$5,549	$5,852	$(303)		(5.2%)
Gross profit (loss) per unit	$(121)	$(265)	$144		54.3%
Gross profit (loss) as a % of revenue	(2.2%)	(4.5%)	230	bps

	Fourth Quarter Ended December 31,		Better / (Worse)
	2014	2013	Change		% Change
	(In thousands, except units and per unit data)
Same Store:
Revenue	$37,572	$39,745	$(2,173)		(5.5%)
Gross profit (loss)	$(939)	$(1,493)	$554		37.1%
Unit sales	6,803	6,478	325		5.0%
Revenue per unit	$5,523	$6,135	$(612)		(10.0%)
Gross profit (loss) per unit	$(138)	$(230)	$92		40.0%
Gross profit (loss) as a % of revenue	(2.5%)	(3.8%)	130	bps

	Year Ended December 31,		Better / (Worse)
	2014	2013	Change		% Change
	(In thousands, except units and per unit data)
Same Store:
Revenue	$159,263	$170,489	$(11,226)		(6.6%)
Gross profit (loss)	$(3,175)	$(7,305)	$4,130		56.5%
Unit sales	28,885	29,092	(207)		(0.7%)
Revenue per unit	$5,514	$5,860	$(346)		(5.9%)
Gross profit (loss) per unit	$(110)	$(251)	$141		56.2%
Gross profit (loss) as a % of revenue	(2.0%)	(4.3%)	230	bps

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Parts, Service and Collision Repair (“Fixed Operations”)

	Fourth Quarter Ended December 31,		Better / (Worse)
	2014	2013	Change		% Change
	(In thousands)
Reported:
Revenue
Customer pay	$137,524	$139,443	$(1,919)		(1.4%)
Warranty	52,396	50,572	1,824		3.6%
Wholesale parts	46,615	44,468	2,147		4.8%
Internal, sublet and other	86,389	82,405	3,984		4.8%

Total	$322,924	$316,888	$6,036		1.9%

Gross profit
Customer pay	$74,734	$76,315	$(1,581)		(2.1%)
Warranty	29,135	26,694	2,441		9.1%
Wholesale parts	8,042	8,084	(42)		(0.5%)
Internal, sublet and other	44,353	41,493	2,860		6.9%

Total	$156,264	$152,586	$3,678		2.4%

Gross profit as a % of revenue
Customer pay	54.3%	54.7%	(40	) bps
Warranty	55.6%	52.8%	280	bps
Wholesale parts	17.3%	18.2%	(90	) bps
Internal, sublet and other	51.3%	50.4%	90	bps

Total	48.4%	48.2%	20	bps

	Year Ended December 31,		Better / (Worse)
	2014	2013	Change		% Change
	(In thousands)
Reported:
Revenue
Customer pay	$565,144	$546,695	$18,449		3.4%
Warranty	194,468	188,061	6,407		3.4%
Wholesale parts	188,687	169,338	19,349		11.4%
Internal, sublet and other	348,271	326,084	22,187		6.8%

Total	$1,296,570	$1,230,178	$66,392		5.4%

Gross profit
Customer pay	$309,885	$300,800	$9,085		3.0%
Warranty	106,298	101,351	4,947		4.9%
Wholesale parts	32,633	31,242	1,391		4.5%
Internal, sublet and other	174,733	163,699	11,034		6.7%

Total	$623,549	$597,092	$26,457		4.4%

Gross profit as a % of revenue
Customer pay	54.8%	55.0%	(20	) bps
Warranty	54.7%	53.9%	80	bps
Wholesale parts	17.3%	18.4%	(110	) bps
Internal, sublet and other	50.2%	50.2%	0	bps

Total	48.1%	48.5%	(40	) bps

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Parts, Service and Collision Repair (“Fixed Operations”)

	Fourth Quarter Ended December 31,		Better / (Worse)
	2014	2013	Change		% Change
	(In thousands)
Same Store:
Revenue
Customer pay	$135,913	$134,788	$1,125		0.8%
Warranty	51,832	48,565	3,267		6.7%
Wholesale parts	46,099	43,107	2,992		6.9%
Internal, sublet and other	84,174	79,693	4,481		5.6%

Total	$318,018	$306,153	$11,865		3.9%

Gross profit
Customer pay	$73,891	$73,824	$67		0.1%
Warranty	28,861	25,736	3,125		12.1%
Wholesale parts	7,941	7,814	127		1.6%
Internal, sublet and other	43,043	39,877	3,166		7.9%

Total	$153,736	$147,251	$6,485		4.4%

Gross profit as a % of revenue
Customer pay	54.4%	54.8%	(40	) bps
Warranty	55.7%	53.0%	270	bps
Wholesale parts	17.2%	18.1%	(90	) bps
Internal, sublet and other	51.1%	50.0%	110	bps

Total	48.3%	48.1%	20	bps

	Year Ended December 31,		Better / (Worse)
	2014	2013	Change		% Change
	(In thousands)
Same Store:
Revenue
Customer pay	$538,930	$527,034	$11,896		2.3%
Warranty	185,526	180,125	5,401		3.0%
Wholesale parts	181,058	163,979	17,079		10.4%
Internal, sublet and other	334,166	314,529	19,637		6.2%

Total	$1,239,680	$1,185,667	$54,013		4.6%

Gross profit
Customer pay	$296,160	$290,238	$5,922		2.0%
Warranty	101,689	97,581	4,108		4.2%
Wholesale parts	30,804	30,143	661		2.2%
Internal, sublet and other	166,909	157,123	9,786		6.2%

Total	$595,562	$575,085	$20,477		3.6%

Gross profit as a % of revenue
Customer pay	55.0%	55.1%	(10	) bps
Warranty	54.8%	54.2%	60	bps
Wholesale parts	17.0%	18.4%	(140	) bps
Internal, sublet and other	49.9%	50.0%	(10	) bps

Total	48.0%	48.5%	(50	) bps

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Finance, Insurance and Other, Net (“F&I”)

	Fourth Quarter Ended December 31,		Better / (Worse)
	2014	2013	Change	% Change
	(In thousands, except per unit data)
Reported:
Revenue	$76,755	$68,983	$7,772	11.3%
Gross profit per retail unit (excludes fleet)	$1,255	$1,143	$112	9.8%

	Year Ended December 31,		Better / (Worse)
	2014	2013	Change	% Change
	(In thousands, except per unit data)
Reported:
Revenue	$300,095	$272,443	$27,652	10.1%
Gross profit per retail unit (excludes fleet)	$1,220	$1,138	$82	7.2%

	Fourth Quarter Ended December 31,		Better / (Worse)
	2014	2013	Change	% Change
	(In thousands, except per unit data)
Same Store:
Revenue	$75,745	$66,476	$9,269	13.9%
Gross profit per retail unit (excludes fleet)	$1,259	$1,145	$114	10.0%

	Year Ended December 31,		Better / (Worse)
	2014	2013	Change	% Change
	(In thousands, except per unit data)
Same Store:
Revenue	$289,833	$263,038	$26,795	10.2%
Gross profit per retail unit (excludes fleet)	$1,225	$1,142	$83	7.3%

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Selling, General and Administrative (“SG&A”) Expenses

	Fourth Quarter Ended December 31,		Better / (Worse)
	2014	2013	Change		% Change
	(In thousands)
Reported:
Compensation	$155,382	$151,704	$(3,678)		(2.4%)
Advertising	15,409	15,327	(82)		(0.5%)
Rent	18,384	17,632	(752)		(4.3%)
Other	75,227	69,984	(5,243)		(7.5%)

Total	$264,402	$254,647	$(9,755)		(3.8%)

SG&A expenses as a % of gross profit
Compensation	44.6%	44.8%	20	bps
Advertising	4.4%	4.5%	10	bps
Rent	5.3%	5.2%	(10	) bps
Other	21.6%	20.7%	(90	) bps

Total	75.9%	75.2%	(70	) bps

	Year Ended December 31,		Better / (Worse)
	2014	2013	Change		% Change
	(In thousands)
Reported:
Compensation	$638,875	$601,495	$(37,380)		(6.2%)
Advertising	57,437	56,609	(828)		(1.5%)
Rent	73,707	73,976	269		0.4%
Other	297,414	271,045	(26,369)		(9.7%)

Total	$1,067,433	$1,003,125	$(64,308)		(6.4%)

SG&A expenses as a % of gross profit
Compensation	46.8%	46.2%	(60	) bps
Advertising	4.2%	4.3%	10	bps
Rent	5.4%	5.7%	30	bps
Other	21.7%	20.9%	(80	) bps

Total	78.1%	77.1%	(100	) bps